                                                                   Exhibit 10.31


                      LOAN DOCUMENT MODIFICATION AGREEMENT
                     NUMBER 2; DATED AS OF FEBRUARY 25, 1999

         LOAN DOCUMENT MODIFICATION AGREEMENT dated as of February 25, 1999 (this "Agreement") by and among Lionbridge Technologies Holdings B.V. and Lionbridge Technologies B.V. (each a "Borrower" and together the "Borrowers") and Lionbridge Technologies, Inc., a Delaware company with its principal place of business located at 950 Winter Street, #4300, Waltham, Massachusetts 02154 (the "Parent Guarantor") and SILICON VALLEY BANK (the "Bank"), a California chartered bank with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054, and with a loan production office located at Wellesley Office Park, 40 William Street, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

         1. REFERENCE TO EXISTING LOAN DOCUMENTS.

         Reference is hereby made to that Loan Agreement dated September 26, 1997 between the Bank and the Borrowers, as so amended on May 21, 1998 (with the attached schedules and exhibits, and as the same may hereafter be further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement") and the Loan Documents referred to therein, including without limitation that certain Amended and Restated Promissory Note of the Borrowers dated May 21, 1998 in the principal amount of $8,000,000 (the "Note"), and the Security Documents referred to therein, including the Amended and Restated Guarantee of the Parent Guarantor dated as of May 21, 1998 in favor of the Bank (the "Parent Guarantee"). Unless otherwise defined herein, capitalized terms used in this Agreement shall have the same respective meanings as set forth in the Credit Agreement.

         2. EFFECTIVE DATE.

         Except for the provisions of Section 7 which shall be effective as of the date hereof, this Agreement shall become effective as of February 25, 1999 (the "Effective Date"), provided that the Bank shall have received the following on or before February 26, 1999 and provided further, however, in no event shall this Agreement become effective until signed by an officer of the Bank in
California:

            a. two copies of this Agreement, duly executed by each Borrower and the Parent Guarantor.

            b. the attached consents of U.S. organized affiliated entities who have previously furnished guaranties in favor of the Bank of the obligations of the Borrowers, duly executed by officers thereof (executed consents of foreign organized affiliated entities shall be furnished to the Bank within ten (10) days of the date hereof);

            c. a certificate or certificates of the Chief Financial Officer of Lionbridge Technologies Holdings, Inc. ("LHTI") and Lionbridge Technologies Holdings, B.V. (the "Dutch Holding Company") to the effect that, but for the effectiveness and delivery of this Agreement and the execution by CRL, LHTI and the Dutch Holding Company of a subordination agreement in the form previously circulated to and approved by the Bank (the "Subordination Agreement"),


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which such parties indicate they are prepared to sign, the conditions to the closing of the CRL Senior Subordination Debt Transaction (as defined below), have been satisfied and LHTI and the Dutch Holding Company are prepared to close such transaction, including the execution and delivery of the Subordination Agreement, and a certificate of Capital Resource Lenders III, L.P. ("CRL") that it is prepared to close such transaction, including the execution and delivery of the Subordination Agreement (for purposes hereof, the term "CRL Senior Subordination Debt Transaction" shall mean: (a) LTHI's entering into with CRL a First Amended and Restated Senior Subordinated Note Purchase Agreement and the issuance by LTHI to CRL pursuant thereto of its First Amended and Restated 12% Senior Subordinated Promissory Note due February __, 2006 in the principal amount of $6,000,000 (it being understood that the proceeds thereof shall be used in part to refinance a bridge subordinated note previously issued by LTHI to CRL in the principal amount of $4 million); (b) the Dutch Holding Company's entering into with CRL of a Senior Subordinated Note Purchase Agreement and the issuance pursuant thereto of its Senior Subordinated Promissory Note due February __, 2006 in the principal amount of $4,000,000; and (c) the other transactions and documents as contemplated by the foregoing, as set forth on the closing agenda attached hereto as Exhibit B, including without limitation guaranties by certain U.S. and foreign organized affiliates.

            d. copies of all documentation relating to the acquisition of VeriTest, Inc. as previously required by the Bank; and

            e. a legal opinion of Testa, Hurwitz and Thibeault, LLP, counsel to the Borrowers, the Parent Guarantor and LTHI in form and substance reasonably acceptable to the Bank and its special counsel; and

            f. a check or a wire transfer in the previously billed by Sullivan & Worcester LLP, special counsel to the Bank.

         By the signature of its authorized officer below, each Borrower and the Parent Guarantor is hereby representing that, except as modified in SCHEDULE A attached hereto, the representations of the Borrowers and the Parent Guarantor set forth in the Credit Agreement and the other Loan Documents (including those contained in the Parent Guarantee, as amended by this Agreement) are true and correct as of the Effective Date as if made on and as of such date. Finally, each Borrower (and the Parent Guarantor signing below) agrees that, as of the Effective Date, it has no defenses against its obligations to pay any amounts under the Credit Agreement, the Parent Guarantee and the other Loan Documents to which it is a party. Finally, by the signature of its authorized officer set forth below, Lionbridge Technologies, Inc. authorizes the debiting of its depository account in the amount of $2,500 to cover payment of the Bank's modification fee.

         The Borrowers agree to deliver to the Bank within one business day of the Effective Date fully executed originals of the Subordination Agreement, and within five (5) business days of the Effective Date conformed copies of all of the other closing documents, relating to the CRL Senior Subordinated Debt Financing, certified by the Chief Financial Office of the Parent Guarantor and

         3. DESCRIPTION OF CHANGE IN TERMS.


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                                      -3-


         As of the Effective Date, the Parent Guarantee is modified in the following respects:

            a. Section 13(b) is hereby amended by decreasing the minimum required quarterly ratio of Quick Asset to Current Liabilities, commencing with the fiscal quarter ending March 31, 1999, from 0.75 to 1.0 to 0.5 to 1.0.

            b. Section 13(c) is hereby amended (i) by decreasing the Minimum EBITDA requirement for the fiscal quarter ending December 31, 1998 from $1,000,000 to $500,000 and (ii) by decreasing the Minimum EBITDA requirement for the fiscal quarter ending March 31, 1999 from $750,00 to ($250,000).

            c. The Compliance Certificate attached to the Parent Guarantee as Exhibit A is hereby amended and restated in its entirety by the form of Compliance Certificate attached hereto as EXHIBIT A.

                  d. The Guarantee, the Credit Agreement and the other Loan Documents are hereby amended wherever necessary or appropriate to reflect the foregoing changes.

         4. VERITEST, INC. AS A DESIGNATED SUBSIDIARY.

         The Borrowers agree to co-operate with the Bank in the Bank's conducting of an accounts receivable audit at VeriTest, Inc., a California corporation with its principal place of business at 3420 Ocean Park Boulevard, Suite 2030, Santa Monica, California 90405 ("Veritest"), the cost of such audit to be borne by the Borrowers on a joint and several basis. Upon notice by the Bank to the Borrowers that the results of such audit are acceptable to the Bank, the Credit Agreement shall be deemed to be amended as of such date so as to add Veritest as a "Designated Subsidiary" within the meaning of such definition as set forth in the Credit Agreement.

         5. WAIVER OF DEFAULT OR EVENT OF DEFAULT ON FINANCIAL COVENANT.

         The Bank hereby waives any default or any event of default that may have arisen under the Credit Agreement, the Parent Guarantee or any of the other Loan Documents as a result of the failure to comply with the Minimum EBITDA covenant set forth in Section 13(c) of the Parent Guarantee for the fiscal quarter ending September 30, 1998 or the fiscal quarter ending December 31, 1998. This waiver does not constitute a waiver or modification of any term, condition or covenant of the Parent Guarantee, the Credit Agreement or any other Loan Document and shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Parent Guarantee, the Credit Agreement or other Loan Documents except with respect to the subject matter of the waiver set forth above, and shall not obligate the Bank to grant any further waivers.

         6. CONTINUING VALIDITY.

         Upon the effectiveness hereof, each reference in each Security Instrument or other Loan


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                                      -4-


Document to "the Parent Guarantee", "thereunder", "thereof", "therein", or words of like import, shall mean and be a reference to the Parent Guarantee, as amended hereby. Except as specifically set forth above, the Parent Guarantee shall remain in full force and effect and is hereby ratified and confirmed.

         Each of the other Loan Documents is in full force and effect and is hereby ratified and confirmed. The amendments and limited waiver set forth above
(i) do not constitute a waiver or modification of any term, condition or covenant of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, and (ii) shall not prejudice any rights which the Bank may now or hereafter have under or in connection with the Credit Agreement, as modified hereby, or the other Loan Documents and shall not obligate the Bank to assent to any further modifications.

         7. CONSENT TO CRL SUBORDINATED DEBT TRANSACTION.

         The Bank hereby consents to the CRL Senior Subordinated Note Transaction and agrees that the consummation of the CRL Senior Subordinated Note Transaction will not in and of itself constitute an Event of Default under the Credit Agreement or any of the Loan Documents, provided that such transaction closes within thirty (30) days of the date hereof and the Subordination Agreement is executed and delivered in a timely manner to the Bank in accordance with the terms hereof.

         8. MISCELLANEOUS.

            a. This Agreement may be signed in one or more counterparts each of which taken together shall constitute one and the same document.

            b. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

            c. EACH BORROWER AND THE PARENT GUARANTOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, UNCONDITIONALLY, THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS IN ANY ACTION, SUIT, OR PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF FOR ANY REASON THE BANK CANNOT AVAIL ITSELF OF THE COURTS OF THE


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                                      -5-


COMMONWEALTH OF MASSACHUSETTS, THEN VENUE SHALL LIE IN SANTA CLARA COUNTY, CALIFORNIA.

            d. Each Borrower agrees, jointly and severally, to promptly pay on demand all costs and expenses of the Bank in connection with the preparation, reproduction, execution and delivery of this Agreement and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of Sullivan & Worcester LLP, special counsel for the Bank with respect thereto.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the Bank and the Borrower have caused this
Agreement to be signed under seal by their respective duly authorized officers as of the date set forth above.

                                             BANK:

                                             SILICON VALLEY EAST, a Division
                                               of Silicon Valley Bank

                                             By:
                                                --------------------------------
                                                  Name: Andrew H. Tsao
                                                  Title:   Vice President

                                             SILICON VALLEY BANK

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:
                                                  (signed in Santa Clara, CA)

                                             PARENT GUARANTOR:

                                             LIONBRIDGE TECHNOLOGIES, INC.

                                             By:
                                                --------------------------------
                                                  Name:  Rory J. Cowan
                                                  Title:  Managing Director

                                             BORROWERS:

                                             LIONBRIDGE TECHNOLOGIES HOLDINGS
                                               B.V.

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:

                                             LIONBRIDGE TECHNOLOGIES B.V.

                                             By:
                                                --------------------------------
                                                  Name:
                                                  Title:


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                                   SCHEDULE A

                   EXCEPTIONS TO LOAN DOCUMENT REPRESENTATIONS


                                      None

                                    EXHIBIT A

                                                          COMPLIANCE CERTIFICATE

TO:      SILICON VALLEY BANK

FROM:    LIONBRIDGE TECHNOLOGIES, INC.

         The undersigned authorized officer of Lionbridge Technologies, Inc. (the "Parent Guarantor") hereby certifies that in accordance with the terms and conditions of the Guarantee in favor of Bank (the "Guarantee"), (i) except as noted below, Consolidated Group is in complete compliance for the period ending _________ with all required financial covenants set forth herein and the Borrowers are in complete compliance with their covenants as set forth in the Credit Agreement to which they are a party and (ii) all representations and warranties of Parent Guarantor in the Guarantee and Borrowers stated in the Credit Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles
(GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

         PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES" COLUMN.

         REPORTING COVENANT                          REQUIRED                                     COMPLIES
         ------------------                          --------                                     --------

         Monthly financial statements           Monthly within 30 days                      Yes              No
         Annual (CPA Audited)                   FYE within 90 days                          Yes              No
         10Q and 10K                            Within 5 days after filing                  Yes              No
                                                with the SEC
         A/R & A/P Agings                       Monthly within 30 days                      Yes              No
         A/R Audit                              Initial and Semi-Annual                     Yes              No



         FINANCIAL COVENANT                          REQUIRED            ACTUAL                COMPLIES
         ------------------                          --------            ------                --------
         Maintain for the quarters indicated:

           Minimum Quarterly Quick Ratio
           commencing with the quarter
           ending March 31, 1999                     0.50 to 1.0          _____:1.0        Yes           No

           Minimum Profitability
               Quarter Ending 6/30/98                ($500,000)           $________        Yes           No
               Quarter Ending 9/30/98                $500,000             $________        Yes           No
               Quarter Ending 12/31/98               $500,000             $________        Yes           No
               Quarter Ending 3/31/99
                        and thereafter               ($250,000)           $________        Yes           No


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COMMENTS REGARDING EXCEPTIONS:  See Attached.

Sincerely,


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SIGNATURE

TITLE:
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DATE:
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